Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

Fourth Quarter 2013(1)(2)

(1)	The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2013 once it is filed with the Securities and Exchange Commission.
(2)	References to ING Direct refer to the business and assets acquired and liabilities assumed in the February 17, 2012 acquisition. References to the 2012 U.S. card acquisition refer to the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial Summary—Consolidated(1)

(Dollars in millions, except per share data and as noted) (unaudited)	2013 Q4	2013 Q3	2013 Q2	2013 Q1	2012 Q4
Earnings
Net interest income	$4,423	$4,560	$4,553	$4,570	$4,528
Non-interest income(2)	1,121	1,091	1,085	981	1,096

Total net revenue(3)	5,544	5,651	5,638	5,551	5,624

Provision for credit losses	957	849	762	885	1,151
Non-interest expense:
Marketing	427	299	330	317	393
Amortization of intangibles(4)	166	161	167	177	191
Acquisition-related(5)	60	37	50	46	69
Operating expenses	2,627	2,650	2,512	2,488	2,602

Total non-interest expense	3,280	3,147	3,059	3,028	3,255

Income from continuing operations before income taxes	1,307	1,655	1,817	1,638	1,218
Income tax provision	425	525	581	494	370

Income from continuing operations, net of tax	882	1,130	1,236	1,144	848
Loss from discontinued operations, net of tax(2)	(23)	(13)	(119)	(78)	(5)

Net income	859	1,117	1,117	1,066	843
Dividends and undistributed earnings allocated to participating securities(6)	(4)	(5)	(4)	(5)	(3)
Preferred stock dividends(6)	(13)	(13)	(13)	(13)	(15)

Net income available to common stockholders	$842	$1,099	$1,100	$1,048	$825

Common Share Statistics
Basic EPS:(6)
Net income from continuing operations, net of tax	$1.51	$1.91	$2.09	$1.94	$1.43
Loss from discontinued operations, net of tax	(0.04)	(0.02)	(0.20)	(0.13)	(0.01)

Net income available to common stockholders per common share	$1.47	$1.89	$1.89	$1.81	$1.42

Diluted EPS:(6)
Net income from continuing operations, net of tax	$1.48	$1.88	$2.07	$1.92	$1.42
Loss from discontinued operations, net of tax	(0.03)	(0.02)	(0.20)	(0.13)	(0.01)

Net income available to common stockholders per common share	$1.45	$1.86	$1.87	$1.79	$1.41

Weighted average common shares outstanding (in millions) for:
Basic EPS	573.4	582.3	581.5	580.5	579.2
Diluted EPS	582.6	591.1	588.8	586.3	585.6
Common shares outstanding (period end, in millions)	572.7	582.0	584.9	584.0	582.2
Dividends per common share	$0.30	$0.30	$0.30	$0.05	$0.05
Tangible book value per common share (period end)(7)	42.47	43.19	41.57	41.87	40.23
Balance Sheet (Period End)
Loans held for investment(8)	$197,199	$191,814	$191,512	$191,333	$205,889
Interest-earning assets	265,170	259,152	265,693	268,479	280,096
Total assets	297,048	289,888	296,542	300,163	312,918
Interest-bearing deposits	181,880	184,553	187,768	191,093	190,018
Total deposits	204,523	206,834	209,865	212,410	212,485
Borrowings	40,654	31,845	36,231	37,492	49,910
Common equity	40,891	40,897	40,188	40,443	39,646
Total stockholders’ equity	41,744	41,750	41,041	41,296	40,499
Balance Sheet (Quarterly Average Balances)
Loans held for investment(8)	$192,813	$191,135	$190,562	$195,997	$202,944
Interest-earning assets	262,957	264,796	266,544	272,345	277,886
Total assets	294,108	294,939	297,766	303,223	308,096
Interest-bearing deposits	184,206	186,752	189,311	190,612	192,122
Total deposits	205,706	208,340	210,650	211,555	213,494
Borrowings	36,463	36,355	36,915	41,574	44,189
Common equity	41,610	40,431	40,726	40,107	39,359
Total stockholders’ equity	42,463	41,284	41,579	40,960	40,212

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Selected Metrics—Consolidated(1)

	2013	2013	2013	2013	2012
(Dollars in millions, except per share data and as noted) (unaudited)	Q4	Q3	Q2	Q1	Q4
Performance Metrics
Net interest income growth (quarter over quarter)	(3)%	—%	—%	1%	(3)%
Non-interest income growth (quarter over quarter)	3	1	11	(10)	(4)
Total net revenue growth (quarter over quarter)	(2)	—	2	(1)	(3)
Total net revenue margin(9)	8.43	8.54	8.46	8.15	8.10
Net interest margin(10)	6.73	6.89	6.83	6.71	6.52
Return on average assets(11)	1.20	1.53	1.66	1.51	1.10
Return on average tangible assets(12)	1.27	1.62	1.75	1.59	1.16
Return on average common equity(13)	8.32	11.00	11.97	11.23	8.44
Return on average tangible common equity(14)	13.81	18.08	19.70	18.79	14.42
Non-interest expense as a % of average loans held for investment(15)	6.80	6.59	6.42	6.18	6.42
Efficiency ratio(16)	59.16	55.69	54.26	54.55	57.88
Effective income tax rate for continuing operations	32.5	31.7	32.0	30.2	30.4
Full-time equivalent employees (in thousands), period end	42.0	39.6	39.6	39.3	39.6
Credit Quality Metrics(8)
Allowance for loan and lease losses	$4,315	$4,333	$4,407	$4,606	$5,156
Allowance as a % of loans held for investment	2.19%	2.26%	2.30%	2.41%	2.50%
Allowance as a % of loans held for investment (excluding acquired loans)	2.54	2.66	2.74	2.91	3.02
Net charge-offs	$969	$917	$969	$1,079	$1,150
Net charge-off rate(17)	2.01%	1.92%	2.03%	2.20%	2.26%
Net charge-off rate (excluding acquired loans)(17)	2.37	2.29	2.46	2.69	2.78
30+ day performing delinquency rate	2.63	2.54	2.35	2.37	2.70
30+ day performing delinquency rate (excluding acquired loans)	3.08	3.01	2.83	2.90	3.29
30+ day delinquency rate	2.96	2.88	2.71	2.74	3.09
30+ day delinquency rate (excluding acquired loans)	3.46	3.41	3.26	3.35	3.77
Capital Ratios (18)
Tier 1 common ratio	12.2%	12.7%	12.1%	11.8%	11.0%
Tier 1 risk-based capital ratio	12.6	13.1	12.4	12.2	11.3
Total risk-based capital ratio	14.7	15.3	14.7	14.4	13.6
Tangible common equity (“TCE”) ratio	8.7	9.2	8.7	8.6	7.9

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income(1)

	Three Months Ended			Year Ended
(Dollars in millions, except per share data) (unaudited)	December 31, 2013	September 30, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Interest income:
Loans, including loans held for sale	$4,398	$4,579	$4,727	$18,222	$17,544
Investment securities	414	396	361	1,575	1,329
Other	27	23	27	101	91

Total interest income	4,839	4,998	5,115	19,898	18,964

Interest expense:
Deposits	288	309	348	1,241	1,403
Securitized debt obligations	40	42	58	183	271
Senior and subordinated notes	75	76	85	315	345
Other borrowings	13	11	96	53	356

Total interest expense	416	438	587	1,792	2,375

Net interest income	4,423	4,560	4,528	18,106	16,589
Provision for credit losses	957	849	1,151	3,453	4,415

Net interest income after provision for credit losses	3,466	3,711	3,377	14,653	12,174

Non-interest income:(2)
Service charges and other customer-related fees	504	530	595	2,118	2,106
Interchange fees, net	489	476	459	1,896	1,647
Net other-than-temporary impairment losses recognized in earnings	(1)	(11)	(12)	(41)	(52)
Bargain purchase gain(19)	—	—	—	—	594
Other	129	96	54	305	512

Total non-interest income	1,121	1,091	1,096	4,278	4,807

Non-interest expense:
Salaries and associate benefits	1,103	1,145	1,039	4,432	3,876
Occupancy and equipment	429	369	380	1,504	1,327
Marketing	427	299	393	1,373	1,364
Professional services	347	320	354	1,303	1,270
Communications and data processing	218	224	205	885	778
Amortization of intangibles(4)	166	161	191	671	609
Acquisition-related(5)	60	37	69	193	336
Other	530	592	624	2,153	2,386

Total non-interest expense	3,280	3,147	3,255	12,514	11,946

Income from continuing operations before income taxes	1,307	1,655	1,218	6,417	5,035
Income tax provision	425	525	370	2,025	1,301

Income from continuing operations, net of tax	882	1,130	848	4,392	3,734
Loss from discontinued operations, net of tax(2)	(23)	(13)	(5)	(233)	(217)

Net income	859	1,117	843	4,159	3,517
Dividends and undistributed earnings allocated to participating securities(6)	(4)	(5)	(3)	(17)	(15)
Preferred stock dividends(6)	(13)	(13)	(15)	(53)	(15)

Net income available to common stockholders	$842	$1,099	$825	$4,089	$3,487

Basic earnings per common share:(6)
Net income from continuing operations	$1.51	$1.91	$1.43	$7.45	$6.60
Loss from discontinued operations	(0.04)	(0.02)	(0.01)	(0.40)	(0.39)

Net income per basic common share	$1.47	$1.89	$1.42	$7.05	$6.21

Diluted earnings per common share:(6)
Net income from continuing operations	$1.48	$1.88	$1.42	$7.35	$6.54
Loss from discontinued operations	(0.03)	(0.02)	(0.01)	(0.39)	(0.38)

Net income per diluted common share	$1.45	$1.86	$1.41	$6.96	$6.16

Weighted average common shares outstanding (in millions) for:
Basic EPS	573.4	582.3	579.2	579.7	561.1
Diluted EPS	582.6	591.1	585.6	587.6	566.5
Dividends paid per common share	$0.30	$0.30	$0.05	$0.95	$0.20

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets(1)

	December 31,	September 30,	December 31,
(Dollars in millions)(unaudited)	2013	2013	2012
Assets:
Cash and cash equivalents:
Cash and due from banks	$2,821	$2,855	$3,440
Interest-bearing deposits with banks	3,131	2,481	7,617
Federal funds sold and securities purchased under agreements to resell	339	382	1

Total cash and cash equivalents	6,291	5,718	11,058
Restricted cash for securitization investors	874	390	428
Securities available for sale, at fair value	41,800	43,132	63,979
Securities held to maturity, at carrying value	19,132	18,276	9
Loans held for investment:
Unsecuritized loans held for investment	157,651	152,332	162,059
Restricted loans for securitization investors	39,548	39,482	43,830

Total loans held for investment	197,199	191,814	205,889
Less: Allowance for loan and lease losses	(4,315)	(4,333)	(5,156)

Net loans held for investment	192,884	187,481	200,733
Loans held for sale, at lower of cost or fair value	218	180	201
Premises and equipment, net	3,839	3,792	3,587
Interest receivable	1,418	1,304	1,694
Goodwill	13,978	13,906	13,904
Other	16,614	15,709	17,325

Total assets	$297,048	$289,888	$312,918

Liabilities:
Interest payable	$307	$276	$450
Customer deposits:
Non-interest bearing deposits	22,643	22,281	22,467
Interest-bearing deposits	181,880	184,553	190,018

Total customer deposits	204,523	206,834	212,485
Securitized debt obligations	10,289	9,544	11,398
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	915	1,686	1,248
Senior and subordinated notes	13,134	12,395	12,686
Other borrowings	16,316	8,220	24,578

Total other debt	30,365	22,301	38,512
Other liabilities	9,820	9,183	9,574

Total liabilities	255,304	248,138	272,419

Stockholders’ equity:
Preferred stock	—	—	—
Common stock	6	6	6
Additional paid-in capital, net	26,526	26,426	26,188
Retained earnings	20,404	19,731	16,853
Accumulated other comprehensive income (“AOCI”)	(872)	(839)	739
Treasury stock, at cost	(4,320)	(3,574)	(3,287)

Total stockholders’ equity	41,744	41,750	40,499

Total liabilities and stockholders’ equity	$297,048	$289,888	$312,918

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Notes to Financial & Selected Metrics and Consolidated Financial Statements (Tables 1 — 4)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)	We recorded a provision for mortgage representation and warranty losses of $33 million in Q4 2013, $183 million in Q2 2013 and $97 million in Q1 2013. We recorded a benefit for mortgage representation and warranty losses of $4 million in Q3 2013. We did not record a provision for mortgage representation and warranty losses in Q4 2012. The majority of the provision for representation and warranty losses is generally included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve was $1.2 billion as of both December 31, 2013 and September 30, 2013, and $899 million as of December 31, 2012.
(3)	Total net revenue was reduced by $185 million in Q4 2013, $154 million in Q3 2013, $192 million in Q2 2013, $265 million in Q1 2013 and $318 million in Q4 2012 for the estimated uncollectible amount of billed finance charges and fees.
(4)	Includes purchased credit card relationship (“PCCR”) intangible amortization of $102 million in Q4 2013, $106 million in Q3 2013, $110 million in Q2 2013, $116 million in Q1 2013 and $127 million in Q4 2012, the substantial majority of which is attributable to the 2012 U.S. card acquisition. Includes core deposit intangible amortization of $38 million in Q4 2013, $40 million in Q3 2013, $43 million in Q2 2013, $44 million in Q1 2013 and $47 million in Q4 2012.
(5)	Acquisition-related costs include transaction costs, legal and other professional or consulting fees, restructuring costs, and integration expense.
(6)	Dividends and undistributed earnings allocated to participating securities, earnings per share, and preferred stock dividends are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.
(7)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for additional information.
(8)	Loans held for investment includes acquired loans accounted for based on cash flows expected to be collected. We use the term “acquired loans” to refer to a limited portion of the credit card loans acquired in the 2012 U.S. card acquisition and the substantial majority of loans acquired in the ING Direct and Chevy Chase Bank acquisitions, which were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). See “Table 12: Notes to Loan and Business Segment Disclosures (Tables 7-11)” for information on the amount of acquired loans for each of the periods presented.
(9)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(10)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(11)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.
(12)	Calculated based on annualized income from continuing operations, net of tax, for the period divided average tangible assets for the period. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for additional information.
(13)	Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.
(14)	Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of return on average tangible common equity may not be comparable to similarly titled measures reported by other companies. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for additional information.
(15)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.
(16)	Calculated based on non-interest expense for the period divided by total net revenue for the period.
(17)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(18)	Capital ratios are calculated under Basel I. Ratios as of the end of Q4 2013 are preliminary and therefore subject to change. TCE ratio is a non-GAAP measure. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for information on the calculation of each of these ratios.
(19)	A bargain purchase gain of $594 million was recognized in earnings in Q1 2012 attributable to the February 17, 2012 acquisition of ING Direct. The bargain purchase gain represents the excess of the fair value of the net assets acquired in the ING Direct acquisition as of the acquisition date over the consideration transferred.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Average Balances, Net Interest Income and Net Interest Margin(1)

	2013 Q4			2013 Q3			2012 Q4
(Dollars in millions)(unaudited)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)
Interest-earning assets:
Loans, including loans held for sale	$193,368	$4,398	9.10%	$195,839	$4,579	9.35%	$203,132	$4,727	9.31%
Investment securities(3)	62,919	414	2.63	63,317	396	2.50	64,174	361	2.25
Cash equivalents and other	6,670	27	1.62	5,640	23	1.63	10,580	27	1.02

Total interest-earning assets	$262,957	$4,839	7.36%	$264,796	$4,998	7.55%	$277,886	$5,115	7.36%

Interest-bearing liabilities:
Interest-bearing deposits	$184,206	$288	0.63%	$186,752	$309	0.66%	$192,122	$348	0.72%
Securitized debt obligations	9,873	40	1.62	10,243	42	1.64	12,119	58	1.91
Senior and subordinated notes	12,765	75	2.35	12,314	76	2.47	11,528	85	2.95
Other borrowings	13,825	13	0.38	13,798	11	0.32	20,542	96	1.87

Total interest-bearing liabilities	$220,669	$416	0.75%	$223,107	$438	0.79%	$236,311	$587	0.99%

Net interest income/spread		$4,423	6.61%		$4,560	6.76%		$4,528	6.37%

Impact of non-interest bearing funding			0.12			0.13			0.15

Net interest margin			6.73%			6.89%			6.52%

	Year Ended December 31,
	2013			2012
(Dollars in millions)(unaudited)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)
Interest-earning assets:
Loans, including loans held for sale	$196,609	$18,222	9.27%	$188,466	$17,544	9.31%
Investment securities(3)	63,522	1,575	2.48	57,424	1,329	2.31
Cash equivalents and other	6,292	101	1.61	9,189	91	0.99

Total interest-earning assets	$266,423	$19,898	7.47%	$255,079	$18,964	7.43%

Interest-bearing liabilities:
Interest-bearing deposits	$187,700	$1,241	0.66%	$183,314	$1,403	0.77%
Securitized debt obligations	10,697	183	1.71	14,138	271	1.92
Senior and subordinated notes	12,440	315	2.53	11,012	345	3.13
Other borrowings	14,670	53	0.36	12,875	356	2.77

Total interest-bearing liabilities	$225,507	$1,792	0.79%	$221,339	$2,375	1.07%

Net interest income/spread		$18,106	6.68%		$16,589	6.36%

Impact of non-interest bearing funding			0.12			0.14

Net interest margin			6.80%			6.50%

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.
(3)	Prior to Q2 2013, average balances for investment securities were calculated based on fair value amounts. Effective Q2 2013, average balances are calculated based on the amortized cost of investment securities. The impact of this change on prior period yields is not material.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics(1)(2)

(Dollars in millions)(unaudited)	2013 Q4	2013 Q3	2013 Q2	2013 Q1	2012 Q4
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$73,255	$69,936	$70,490	$70,361	$83,141
International credit card	8,050	8,031	7,820	8,036	8,614

Total credit card	81,305	77,967	78,310	78,397	91,755

Consumer banking:
Automobile	31,857	30,803	29,369	27,940	27,123
Home loan	35,282	36,817	39,163	41,931	44,100
Retail banking	3,623	3,665	3,686	3,742	3,904

Total consumer banking	70,762	71,285	72,218	73,613	75,127

Commercial banking:
Commercial and multifamily real estate	20,750	19,523	18,570	17,878	17,732
Commercial and industrial	23,309	21,848	21,170	20,127	19,892

Total commercial lending	44,059	41,371	39,740	38,005	37,624
Small-ticket commercial real estate	952	1,028	1,065	1,145	1,196

Total commercial banking	45,011	42,399	40,805	39,150	38,820

Other loans	121	163	179	173	187

Total	$197,199	$191,814	$191,512	$191,333	$205,889

Average Loans Held For Investment
Credit card:
Domestic credit card	$70,368	$69,947	$69,966	$74,714	$80,718
International credit card	7,899	7,782	7,980	8,238	8,372

Total credit card	78,267	77,729	77,946	82,952	89,090

Consumer banking:
Automobile	31,424	30,157	28,677	27,477	26,881
Home loan	35,974	37,852	40,532	43,023	45,250
Retail banking	3,635	3,655	3,721	3,786	3,967

Total consumer banking	71,033	71,664	72,930	74,286	76,098

Commercial banking:
Commercial and multifamily real estate	19,928	19,047	18,084	17,454	17,005
Commercial and industrial	22,445	21,491	20,332	19,949	19,344

Total commercial lending	42,373	40,538	38,416	37,403	36,349
Small-ticket commercial real estate	986	1,038	1,096	1,173	1,249

Total commercial banking	43,359	41,576	39,512	38,576	37,598

Other loans	154	166	174	183	158

Total	$192,813	$191,135	$190,562	$195,997	$202,944

Net Charge-off Rates
Credit card:
Domestic credit card	3.89%	3.67%	4.28%	4.43%	4.35%
International credit card	4.74	4.71	5.08	4.59	3.99

Total credit card	3.98	3.78	4.36	4.45	4.32

Consumer banking:
Automobile	2.30	2.01	1.28	1.78	2.24
Home loan	0.03	0.06	0.03	0.04	(0.06)
Retail banking	1.09	1.38	1.50	1.85	2.45

Total consumer banking	1.09	0.95	0.60	0.78	0.88

Commercial banking:
Commercial and multifamily real estate	(0.11)	(0.11)	0.04	0.01	(0.08)
Commercial and industrial	0.04	0.18	0.03	0.04	0.13

Total commercial lending	(0.03)	0.04	0.03	0.03	0.03
Small-ticket commercial real estate	(0.81)	1.26	0.45	1.41	2.02

Total commercial banking	(0.05)	0.07	0.04	0.07	0.10

Other loans	4.68	12.17	13.10	14.53	24.23

Total	2.01%	1.92%	2.03%	2.20%	2.26%

30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.43%	3.46%	3.05%	3.37%	3.61%
International credit card	3.71	3.86	3.84	4.04	3.58

Total credit card	3.46%	3.51%	3.13%	3.44%	3.61%

Consumer banking:
Automobile	6.85%	6.29%	6.03%	5.58%	7.00%
Home loan	0.16	0.14	0.12	0.14	0.13
Retail banking	0.69	0.68	0.68	0.83	0.76

Total consumer banking	3.20%	2.82%	2.55%	2.24%	2.65%

Nonperforming Asset Rates(3)
Credit card:
International credit card	1.10%	1.16%	1.20%	1.13%	1.16%

Total credit card	0.11%	0.12%	0.12%	0.12%	0.11%

Consumer banking:
Automobile(10)	1.11%	0.92%	0.81%	0.71%	0.95%
Home loan	1.14	1.08	1.08	1.02	1.00
Retail banking	1.13	1.10	1.11	1.24	1.85

Total consumer banking	1.12%	1.01%	0.97%	0.91%	1.02%

Commercial banking:
Commercial and multifamily real estate	0.29%	0.40%	0.56%	0.76%	0.82%
Commercial and industrial	0.44	0.65	0.65	0.64	0.72

Total commercial lending	0.37%	0.53%	0.61%	0.69%	0.77%
Small-ticket commercial real estate	0.43	1.49	1.11	2.42	0.97

Total commercial banking	0.37%	0.56%	0.62%	0.74%	0.77%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Credit Card Business(1)(2)

(Dollars in millions) (unaudited)	2013 Q4	2013 Q3	2013 Q2	2013 Q1	2012 Q4
Credit Card
Earnings:
Net interest income	$2,576	$2,757	$2,804	$2,830	$2,849
Non-interest income	833	834	832	821	883

Total net revenue	3,409	3,591	3,636	3,651	3,732
Provision for credit losses	751	617	713	743	1,000
Non-interest expense	1,868	1,904	1,819	1,848	1,933

Income from continuing operations before taxes	790	1,070	1,104	1,060	799
Income tax provision	274	376	385	374	279

Income from continuing operations, net of tax	$516	$694	$719	$686	$520

Selected performance metrics:
Period-end loans held for investment	$81,305	$77,967	$78,310	$78,397	$91,755
Average loans held for investment	78,267	77,729	77,946	82,952	89,090
Average yield on loans held for investment(4)	14.64%	15.72%	15.94%	15.16%	14.33%
Total net revenue margin(5)	17.43	18.48	18.66	17.61	16.76
Net charge-off rate	3.98	3.78	4.36	4.45	4.32
30+ day performing delinquency rate	3.46	3.51	3.13	3.44	3.61
30+ day delinquency rate	3.54	3.60	3.22	3.53	3.69
Nonperforming loan rate(3)	0.11	0.12	0.12	0.12	0.11
Card loan premium amortization and other intangible accretion(6)	$39	$45	$57	$57	$65
PCCR intangible amortization	102	106	110	116	127
Purchase volume(7)	54,245	50,943	50,788	45,098	52,853
Domestic Card
Earnings:
Net interest income	$2,303	$2,492	$2,536	$2,556	$2,583
Non-interest income	747	749	737	724	798

Total net revenue	3,050	3,241	3,273	3,280	3,381
Provision for credit losses	679	529	647	647	911
Non-interest expense	1,664	1,713	1,635	1,633	1,727

Income from continuing operations before taxes	707	999	991	1,000	743
Income tax provision	252	355	353	356	263

Income from continuing operations, net of tax	$455	$644	$638	$644	$480

Selected performance metrics:
Period-end loans held for investment	$73,255	$69,936	$70,490	$70,361	$83,141
Average loans held for investment	70,368	69,947	69,966	74,714	80,718
Average yield on loans held for investment(4)	14.44%	15.65%	15.91%	15.07%	14.20%
Total net revenue margin(5)	17.34	18.53	18.71	17.56	16.75
Net charge-off rate	3.89	3.67	4.28	4.43	4.35
30+ day performing delinquency rate	3.43	3.46	3.05	3.37	3.61
30+ day delinquency rate	3.43	3.46	3.05	3.37	3.61
Purchase volume(7)	$50,377	$47,420	$47,273	$41,831	$48,918
International Card
Earnings:
Net interest income	$273	$265	$268	$274	$266
Non-interest income	86	85	95	97	85

Total net revenue	359	350	363	371	351
Provision for credit losses	72	88	66	96	89
Non-interest expense	204	191	184	215	206

Income from continuing operations before taxes	83	71	113	60	56
Income tax provision	22	21	32	18	16

Income from continuing operations, net of tax	$61	$50	$81	$42	$40

Selected performance metrics:
Period-end loans held for investment	$8,050	$8,031	$7,820	$8,036	$8,614
Average loans held for investment	7,899	7,782	7,980	8,238	8,372
Average yield on loans held for investment	16.48%	16.35%	16.19%	15.97%	15.59%
Total net revenue margin	18.20	17.99	18.20	18.01	16.77
Net charge-off rate	4.74	4.71	5.08	4.59	3.99
30+ day performing delinquency rate	3.71	3.86	3.84	4.04	3.58
30+ day delinquency rate	4.56	4.78	4.79	4.93	4.49
Nonperforming loan rate(3)	1.10	1.16	1.20	1.13	1.16
Purchase volume(7)	$3,868	$3,523	$3,515	$3,267	$3,935

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Consumer Banking Business(1)(2)

(Dollars in millions) (unaudited)	2013 Q4	2013 Q3	2013 Q2	2013 Q1	2012 Q4
Consumer Banking
Earnings:
Net interest income	$1,468	$1,481	$1,478	$1,478	$1,503
Non-interest income	195	184	189	181	161

Total net revenue	1,663	1,665	1,667	1,659	1,664
Provision for credit losses	212	202	67	175	169
Non-interest expense	1,018	927	910	890	992

Income from continuing operations before taxes	433	536	690	594	503
Income tax provision	154	191	246	211	178

Income from continuing operations, net of tax	$279	$345	$444	$383	$325

Selected performance metrics:
Period-end loans held for investment	$70,762	$71,285	$72,218	$73,613	$75,127
Average loans held for investment	71,033	71,664	72,930	74,286	76,098
Average yield on loans held for investment	6.30%	6.21%	5.99%	5.93%	5.94%
Auto loan originations	$4,322	$4,752	$4,525	$3,789	$3,479
Period-end deposits	167,652	168,437	169,789	172,605	172,396
Average deposits	167,870	169,082	170,733	171,089	172,654
Deposit interest expense rate	0.60%	0.63%	0.64%	0.64%	0.68%
Core deposit intangible amortization	$32	$34	$35	$37	$39
Net charge-off rate	1.09%	0.95%	0.60%	0.78%	0.88%
30+ day performing delinquency rate	3.20	2.82	2.55	2.24	2.65
30+ day delinquency rate	3.89	3.46	3.15	2.81	3.34
Nonperforming loan rate(3)	0.86	0.79	0.78	0.74	0.85
Nonperforming asset rate(3)(10)	1.12	1.01	0.97	0.91	1.02
Period-end loans serviced for others	$7,665	$14,043	$14,313	$14,869	$15,333

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Commercial Banking Business(1)(2)

(Dollars in millions) (unaudited)	2013 Q4	2013 Q3	2013 Q2	2013 Q1	2012 Q4
Commercial Banking
Earnings:
Net interest income	$504	$480	$457	$454	$450
Non-interest income	131	87	93	84	86

Total net revenue(8)	635	567	550	538	536
Provision for credit losses	(6)	31	(14)	(35)	(20)
Non-interest expense	326	266	269	258	294

Income from continuing operations before taxes	315	270	295	315	262
Income tax provision	113	96	105	112	93

Income from continuing operations, net of tax	$202	$174	$190	$203	$169

Selected performance metrics:
Period-end loans held for investment	$45,011	$42,399	$40,805	$39,150	$38,820
Average loans held for investment	43,359	41,576	39,512	38,576	37,598
Average yield on loans held for investment(8)	3.92%	3.87%	3.84%	3.91%	4.15%
Period-end deposits	$30,567	$30,592	$30,869	$30,275	$29,866
Average deposits	31,033	30,685	30,746	30,335	29,476
Deposit interest expense rate	0.25%	0.27%	0.26%	0.28%	0.28%
Core deposit intangible amortization	$6	$6	$8	$7	$8
Net charge-off rate	(0.05)%	0.07%	0.04%	0.07%	0.10%
Nonperforming loan rate(3)	0.33	0.47	0.60	0.71	0.73
Nonperforming asset rate(3)	0.37	0.56	0.62	0.74	0.77

Risk category:(9)
Noncriticized	$43,593	$40,940	$39,168	$37,359	$36,839
Criticized performing	1,007	968	1,087	1,191	1,340
Criticized nonperforming	149	201	244	277	282

Total risk-rated loans	44,749	42,109	40,499	38,827	38,461
Acquired commercial loans	262	290	306	323	359

Total commercial loans	$45,011	$42,399	$40,805	$39,150	$38,820

% of period-end commercial loans held for investment:
Noncriticized	96.9%	96.5%	96.0%	95.4%	94.9%
Criticized performing	2.2	2.3	2.7	3.1	3.5
Criticized nonperforming	0.3	0.5	0.6	0.7	0.7

Total risk-rated loans	99.4	99.3	99.3	99.2	99.1
Acquired commercial loans	0.6	0.7	0.7	0.8	0.9

Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Other and Total(1)(2)

(Dollars in millions) (unaudited)	2013 Q4	2013 Q3	2013 Q2	2013 Q1	2012 Q4
Other
Earnings:
Net interest expense	$(125)	$(158)	$(186)	$(192)	$(274)
Non-interest income	(38)	(14)	(29)	(105)	(34)

Total net revenue	(163)	(172)	(215)	(297)	(308)
Provision for credit losses	—	(1)	(4)	2	2
Non-interest expense	68	50	61	32	36

Loss from continuing operations before taxes	(231)	(221)	(272)	(331)	(346)
Income tax benefit	(116)	(138)	(155)	(203)	(180)

Loss from continuing operations, net of tax	$(115)	$(83)	$(117)	$(128)	$(166)

Selected performance metrics:
Period-end loans held for investment	$121	$163	$179	$173	$187
Average loans held for investment	154	166	174	183	158
Period-end deposits	6,304	7,805	9,207	9,530	10,223
Average deposits	6,803	8,573	9,171	10,131	11,364
Total
Earnings:
Net interest income	$4,423	$4,560	$4,553	$4,570	$4,528
Non-interest income	1,121	1,091	1,085	981	1,096

Total net revenue	5,544	5,651	5,638	5,551	5,624
Provision for credit losses	957	849	762	885	1,151
Non-interest expense	3,280	3,147	3,059	3,028	3,255

Income from continuing operations before taxes	1,307	1,655	1,817	1,638	1,218
Income tax provision	425	525	581	494	370

Income from continuing operations, net of tax	$882	$1,130	$1,236	$1,144	$848

Selected performance metrics:
Period-end loans held for investment	$197,199	$191,814	$191,512	$191,333	$205,889
Average loans held for investment	192,813	191,135	190,562	195,997	202,944
Period-end deposits	204,523	206,834	209,865	212,410	212,485
Average deposits	205,706	208,340	210,650	211,555	213,494

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Notes to Loan and Business Segment Disclosures (Tables 7 — 11)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)	Loans acquired as part of the ING Direct, Chevy Chase Bank and 2012 U.S. card acquisitions are included in the denominator used in calculating our reported credit quality metrics. We therefore present certain reported credit quality metrics, adjusted to exclude from the denominator acquired loans accounted for based on estimated cash flows expected to be collected over the life of the loans (formerly “SOP 03-3”). The table below presents amounts related to acquired loans accounted for under SOP 03-3.

(Dollars in millions) (unaudited)	2013 Q4	2013 Q3	2013 Q2	2013 Q1	2012 Q4
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$29,761	$31,377	$33,620	$36,216	$38,477
Period-end loans held for investment	28,550	30,080	32,275	34,943	37,134
Average loans held for investment	29,055	30,713	33,144	35,706	37,899

(3)	Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category. The nonperforming loan ratios are calculated based on nonperforming loans for each category divided by period-end loans held for investment for each respective category.
(4)	The transfer of the Best Buy Stores, L.P. (“Best Buy”) portfolio to held for sale resulted in an increase in the average yield for Domestic Card and Total Credit Card of 121 basis points and 110 basis points, respectively, in Q3 2013, 168 basis points and 152 basis points, respectively, in Q2 2013 and 107 basis points and 97 basis points, respectively, in Q1 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.
(5)	The transfer of the Best Buy portfolio to held for sale resulted in an increase in the net revenue margin for Domestic Card and Total Credit Card of 136 basis points and 123 basis points, respectively, in Q3 2013, 188 basis points and 169 basis points, respectively, in Q2 2013 and 123 basis points and 112 basis points, respectively, in Q1 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.
(6)	Represents the net reduction in interest income attributable to non-SOP 03-3 card loan premium amortization and other intangible accretion associated with the 2012 U.S. card acquisition.
(7)	Includes credit card purchase transactions, net of returns for both loans classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.
(8)	Because some of our tax-related commercial investments generate tax-exempt income or tax credits, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.
(9)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(10)	As reported in the third quarter 2013 Form 10-Q, we have begun including the net realizable value of auto loans that have been charged down as a result of a bankruptcy filing in addition to repossessed assets obtained in satisfaction of auto loans. Prior period amounts have been adjusted to conform to current period presentation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I

In addition to disclosing regulatory capital measures under Basel I, we also report certain non-GAAP measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible assets, average tangible common equity, tangible common equity (“TCE”) and TCE ratio. The table below provides the details of the calculation of our Basel I regulatory capital and non-GAAP measures. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2013	2013	2013	2013	2012
(Dollars in millions)(unaudited)	Q4	Q3	Q2	Q1	Q4
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$42,463	$41,284	$41,579	$40,960	$40,212
Adjustments: Average goodwill and other intangible assets (1)	(16,564)	(15,829)	(15,974)	(16,141)	(16,340)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	(853)

Average tangible common equity(3)	$25,046	$24,602	$24,752	$23,966	$23,019

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$41,744	$41,750	$41,041	$41,296	$40,499
Adjustments: Goodwill and other intangible assets (1)	(16,568)	(15,760)	(15,872)	(15,992)	(16,224)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	(853)

Tangible common equity(3)	$24,323	$25,137	$24,316	$24,451	$23,422

Total Assets to Tangible Assets
Total assets	$297,048	$289,888	$296,542	$300,163	$312,918
Adjustments: Goodwill and other intangible assets(1)	(16,568)	(15,760)	(15,872)	(15,992)	(16,224)

Tangible assets	$280,480	$274,128	$280,670	$284,171	$296,694

Total Average Assets to Average Tangible Assets
Average total assets	$294,108	$294,939	$297,766	$303,223	$308,096
Adjustments: Average goodwill and other intangible assets (1)	(16,564)	(15,829)	(15,974)	(16,141)	(16,340)

Average tangible assets	$277,544	$279,110	$281,792	$287,082	$291,756

Non-GAAP TCE Ratio
TCE ratio(3)	8.7%	9.2%	8.7%	8.6%	7.9%
Regulatory Capital Ratios(4)
Total stockholders’ equity	$41,744	$41,750	$41,041	$41,296	$40,499
Adjustments: Net unrealized (gains) losses on AFS securities recorded in AOCI(5)	791	736	503	(583)	(712)
Net losses on cash flow hedges recorded in AOCI(5)	136	123	175	15	2
Disallowed goodwill and other intangible assets	(14,326)	(14,263)	(14,309)	(14,361)	(14,428)
Disallowed deferred tax assets	—	—	—	—	—
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	(853)
Other	(5)	(5)	(5)	(4)	(12)

Tier 1 common capital	27,487	27,488	26,552	25,510	24,496
Adjustments: Noncumulative perpetual preferred stock(2)	853	853	853	853	853
Tier 1 restricted core capital items(6)	2	2	2	1	2

Tier 1 capital	28,342	28,343	27,407	26,364	25,351

Adjustments: Long-term debt qualifying as Tier 2 capital	1,914	1,909	2,104	2,121	2,119
Qualifying allowance for loan and lease losses	2,841	2,726	2,781	2,738	2,830
Other Tier 2 components	10	8	12	11	13

Tier 2 capital	4,765	4,643	4,897	4,870	4,962

Total risk-based capital(7)	$33,107	$32,986	$32,304	$31,234	$30,313

Risk-weighted assets(8)	$225,199	$215,829	$220,166	$216,458	$223,472

Tier 1 common ratio(9)	12.2%	12.7%	12.1%	11.8%	11.0%
Tier 1 risk-based capital ratio(10)	12.6	13.1	12.4	12.2	11.3
Total risk-based capital ratio(11)	14.7	15.3	14.7	14.4	13.6

(1)	Includes impact from related deferred taxes.
(2)	Noncumulative perpetual preferred stock qualifies for Tier 1 capital; however, it is excluded from Tier 1 common capital.
(3)	TCE ratio is a non-GAAP measure calculated based on tangible common equity divided by tangible assets.
(4)	Regulatory capital ratios as of the end of Q4 2013 are preliminary and therefore subject to change.
(5)	Amounts presented are net of tax.
(6)	Consists primarily of trust preferred securities.
(7)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(8)	Calculated based on prescribed regulatory guidelines.
(9)	Tier 1 common ratio is a regulatory capital measure calculated based on Tier 1 common capital divided by risk-weighted assets.
(10)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(11)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets.